VALIC COMPANY I
Supplement to Prospectus dated October 1, 2008
International Equities Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” effective July 1, 2009, Shinichi Haneda was replaced by Akihiro Sekiya, CFA, CMA, as the lead portfolio manager of the actively-managed Japan sleeve of the Fund. Mr. Sekiya began his professional experience in 1989 and joined AIG Investments in August 2004. He is a portfolio manager for various Japanese Equity strategies and has research responsibilities covering financials, retail, and toiletry sectors. Jim Kurtz, Lan Cai, Timothy Campion, and Michael Kelly continue to serve as portfolio managers of the Fund. Mr. Haneda will no longer serve as portfolio manager for the Fund but will continue to be a member of the investment team for the Fund.
Date: July 13, 2009